Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made this 6th day of September, 2019 by and between Rivian Automotive, Inc. (together with its subsidiaries, “Rivian”) and Amazon.com, Inc. (together with its affiliates “Amazon”). Each of Rivian and Amazon is referred to herein as a “Party” and together as the “Parties”.

WITNESSETH:

WHEREAS, Rivian and Amazon entered into that certain commercial letter agreement, dated February 15, 2019, setting forth their respective agreements, including relating to last mile delivery vehicles, cloud services, and other matters relating to their commercial relationship (as amended from time to time, the “Letter Agreement”);

WHEREAS, [***]; and

WHEREAS, the Parties desire to amend the Letter Agreement as set forth herein to address and clarify the terms of the Letter Agreement as they may relate to the terms of the [***].

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Parties agree as follows:

1. Amendment.

1.1. A new Section 5.6 is hereby added to the end of the Letter Agreement (immediately following Section 5.5 but before the words “[Signature Page Follows]”) as follows:

Section 5.6. Additional Agreements. [***].

(a) Except as expressly agreed in writing by Amazon, the Company shall not enter into or perform any agreement, [***], that (i) conflicts with this Agreement or any agreement contemplated by this Agreement, including any LMD Commercial Agreement or other agreement with respect to any Amazon vehicle programs with the Company, including with respect to LMD Vehicles, and/or (ii) creates a preferred or exclusive agreement or relationship with respect or applicable to any Amazon vehicle programs with the Company, including with respect to LMD Vehicles.

(b) To the extent that any services to be provided by [***] to the Company, [***], fall within the definition of Cloud Services, [***], the provisions, processes, and procedures set forth in Section 4 of this Agreement shall take precedence (in time and priority) to the provisions, processes, and procedures set forth in the [***].

(c) Except as expressly agreed in writing by Amazon, no data relating to battery management systems of any vehicles generated through any Amazon vehicle programs with the Company, including with respect to LMD Vehicles, will be included in any data collection, sharing, and analysis agreement or otherwise collected by, shared with, or analyzed by [***] or any other third party.

2. Miscellaneous.

2.1 On and after the date hereof, each reference in the Letter Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Letter Agreement shall mean the Letter Agreement as amended by this Amendment.

2.2 Any provision of this Amendment may be amended, waived or modified only upon the written consent of the Company and Amazon. Neither party may assign this Amendment or delegate its obligations under this Amendment without the prior written consent of the other party, except that Amazon may assign this Amendment to an affiliate, the Company may assign this Amendment to a subsidiary provided that such assignment by the Company shall not relieve the Company of any of its obligations hereunder, or either party may assign this Amendment in connection with any merger, reorganization, sale of all or substantially all of its assets or any similar transaction. Subject to this limitation, this Amendment will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

2.3 This Amendment shall be governed by and construed under the laws of the State of New York without regard to principles of conflict of laws. If any paragraph, provision or clause of this Amendment shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Amendment shall be valid and enforceable and the parties in good faith shall negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intent in entering into this Amendment. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in New York, New York in connection with any action relating to this Amendment. With respect to any proceeding or action arising out of or in any way relating to this Amendment (whether in contract, tort, equity or otherwise), the parties knowingly, intentionally and irrevocably waive their right to trial by jury. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Amendment are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each party hereto shall be entitled to an injunction to prevent breaches of this Amendment, and to specific enforcement of this Amendment and its terms and provisions, upon a showing of evidence of a breach or threatened breach of the terms of this Amendment sufficient to the applicable court to support the granting of such remedy. All remedies, either under this Amendment or by law or otherwise afforded to any party, shall be cumulative and not alternative. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be executed and delivered by facsimile signature, PDF or any electronic signature complying the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

RIVIAN AUTOMOTIVE, INC.,
on behalf of itself and its subsidiaries

By:	/s/ Robert J. Scaringe

Name:	Robert J. Scaringe

Title:	Chief Executive Officer

AMAZON.COM, INC.
on behalf of itself and its affiliates

By:	/s/ Peter Krawiec

Name:	Peter Krawiec

Title:	Vice President

[Amendment to Letter Agreement – Signature Page]